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                                                                   EXHIBIT 10.16

                                             STOCK PURCHASE AGREEMENT dated as
                                   of June 25, 1998 (this "Agreement"), among
                                   EXCHANGE APPLICATIONS, INC., a Delaware
                                   corporation ("Exchange Applications"),
                                   INSIGHT CAPITAL PARTNERS II, L.P., a Delaware limited partnership (the "Seller"), and MICHAEL J. FELDMAN (the "Purchaser").


         WHEREAS, the Purchaser, the Seller, Exchange Applications, and certain other persons are parties to an Amended and Restated Stockholders Agreement, as amended, dated as of December 4, 1997 (the "Stockholders Agreement"); and

         WHEREAS, the Seller is the owner of 30,000 shares of Series C Convertible Preferred Stock of Exchange Applications $.001 par value (the "Shares"). Upon the terms and subject to the conditions of this Agreement, the Purchaser will purchase a total of 30,000 Shares from the Purchasers for a Purchase Price of $3.268 per Share and an aggregate purchase price of Ninety-eight thousand, forty dollars and no cents $98,040.00 (the "Purchase Price").

         NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, the parties agree as follows:

         1.   WAIVER OF RIGHTS. Exchange Applications waives its rights under
Section 6(c) of the Stockholders Agreement with respect to the transaction contemplated hereby.

         2. SALE AND PURCHASE OF SHARES. Upon the terms and subject to the conditions of this Agreement, the Seller shall sell, transfer and convey to the Purchaser, and the Purchaser shall purchase and acquire from the Seller, 30,000 shares for the cash consideration of $98,040.00.

         3.   DELIVERY.

               (a) The Seller shall deliver to Exchange Applications for cancellation, against delivery to the Seller by the Purchaser of the aggregate purchase price therefor, a stock certificate representing the aggregate number of Shares to be purchased by the Purchaser (the "Stock Certificates") from the Seller, with all necessary documentary or transfer tax stamps affixed (the "Document"), free an clear of all security interests, liens, pledges, claims, charges, escrows, encumbrances, options, rights of first refusal, mortgages, indentures, security agreements or other agreements, arrangements, contracts, commitments,

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         understandings or obligations (collectively, "Liens"), whether written or oral and whether or not relating in any way to credit or the borrowing of money.

               (b) upon receipt of an executed Agreement, Exchange Applications shall cause to be issued to the Purchaser, or such other individual or entity as the Purchaser has designated in a written request submitted to the Company and the Seller, a certificate representing the number of Shares to be purchased by the Purchaser from the Seller, free and clear of all Liens.

               (c) Exchange Applications shall also cause a certificate, free and clear of all Liens, to be issued to the Seller representing the difference between the number of Shares delivered by the Seller to Exchange Applications under subsection (a) of this Section 3 and the number of Shares sold, transferred and conveyed by the Seller to the Purchaser under Section 2 of this Agreement.

         4. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents and warrants to the Purchaser as follows:

               (a) the Seller has full legal power and authority to execute and deliver this Agreement and consummate the transactions contemplated hereby;

               (b) the execution and delivery by the Seller of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Seller;

               (c) this Agreement constitutes a legal, valid and binding obligation to the Seller, enforceable in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally or by general equitable principles

               (d) Seller has good and marketable title to all of the Shares, free and clear of all Liens; and

               (e) the execution and delivery by the Seller of this Agreement and the consummation by the Seller of the transactions contemplated hereby (i) will not violate any law, statute, rule or regulation, (ii) after giving effect to the waiver Agreement dated June 25, 1998 will not conflict with any provision of any agreement, certificate of incorporation, or other organizational or constitutive instrument, if any, of the Seller, (iii) will not require or make necessary any consent, approval or other action, or notice to, any person, except for those that have been



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         obtained or made, and (iv) will not conflict with, or result in a violation of, any agreement or other document or instrument to which the Seller is a party or by which it, or any of its assets or properties, is bound.

         5. REPRESENTATIONS AND WARRANTIES OF PURCHASER. The Purchaser represents and warrants to the Seller as follows:

               (a) the execution and delivery by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby (i) will not violate any law, statute, rule or regulation, (ii) will not conflict with any provision of any agreement, certificate of incorporation, or other organizational or constitutive instrument, if any, of the Purchaser, (iii) will not require or make necessary any consent, approval or other action, or notice to, any person, except for those that have been obtained or made, and (iv) will not conflict with, or result in a violation of, any agreement or other document or instrument to which the Purchaser is a party or by which it, or any of its assets or properties, is bound; and

               (b) this Agreement constitutes a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally or by general equitable principles;

               (c)   the Purchaser confirms that:

               (i) he is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act;

               (ii) he understands that his interest in Exchange Applications will not be registered or qualified under any state securities or blue sky laws and cannot be resold without such registration or qualification or an exemption therefrom.

               (iii) he understands that his Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on an exemption from registration thereunder for transactions not involving a public offering, and that such Shares may not be sold, transferred or otherwise disposed of except as permitted under the Securities Act and applicable state securities laws pursuant to registration or exemption therefrom;




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              (iv)   he is acquiring the Shares for his own account for
                     investment purposes only and not with a view to resale, assignment or other distribution, in whole or in part, and no other person has or will have a direct or indirect beneficial interest in such Shares;

              (v) he understands that the Shares are a speculative investment and involve a high degree of risk, the transferability of the Shares is substantially restricted, there will be no public market for such Shares and it may not be possible for such Purchaser to liquidate his investment in Exchange Applications;

              (vi) he is able to bear the substantial economic risks of an investment in such Shares and can afford a complete loss of such investment;

              (vii) he has such knowledge and experience in financial, investment and business matters so as to enable him, to use the information made available to him in connection with the purchase of such Shares, to evaluate the merits and risks of such purchase, and to make an informed investment decision with respect thereto;

              (viii) he has carefully considered and has, to the extent he believes such discussions necessary, discussed with his professional legal, tax, accounting and financial advisors the suitability of his purchase of such Shares;

              (ix) he has had an opportunity to ask questions of, and receive answers from, Exchange Applications, or a person or persons acting on its behalf, concerning the terms and conditions of his purchase of such Shares, and all such questions have been answered to his full satisfaction;

              (x) he has had the opportunity to review any documents relating to Exchange Applications requested by him and to conduct due diligence, and such due diligence review has been fully satisfactory to him; and

              (xi) he is not purchasing such Shares as a result of, or subsequent to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar



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                     medium or broadcast over radio or television, or any
                     seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         6. REGISTRATION RIGHTS AGREEMENT JOINDER. By execution and delivering this Agreement to the Corporation, the Purchaser hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Amended and Restated Registration Rights Agreement dated as of December 4, 1997 among Exchange Applications and the Investors named therein as an Insight II Investor thereunder (as such term is defined and used therein), in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement.

         7. REPRESENTATION AND WARRANTY OF EXCHANGE APPLICATIONS. Exchange Applications represents and warrants to the Seller that Exchange Applications has not engaged, on behalf of the Seller, in any General Solicitation (as defined under applicable Securities Laws), including, without limitation, acting as underwriter, of the Shares.

         8. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         9. ENTIRE AGREEMENT; INTERPRETATION. This Agreement, embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and thereof and supersedes and preempts any prior understandings, agreements or representations by or among the Parties, written or oral, which may have related to the subject matter hereof or thereof in any way. Any terms defined in this Agreement shall apply to the singular and plural forms of the terms defined. Whenever the context requires, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation."

         10. GOVERNING LAW. All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.




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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered on the date first above written.

                                                 PURCHASER:


                                                     /s/ Michael J. Feldman
                                                 -------------------------------
                                                         Michael J. Feldman


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                                        SELLER:

                                        INSIGHT CAPITAL PARTNERS II, L.P.

                                        By: INSIGHT VENTURE ASSOCIATES II, LLC
                                            its general partner


                                        By: /s/ ???????
                                            ----------------------------------
                                            Name:
                                            Title:

                                        FOR PURPOSES OF SECTIONS
                                        1, 3 AND 7:

                                        EXCHANGE APPLICATIONS, INC.


                                        By: /s/ Andrew J. Frawley
                                            ----------------------------------
                                            Andrew J. Frawley
                                            President

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first written above.



                                        EXCHANGE APPLICATIONS, INC.


                                        By: /s/ Andrew J. Frawley
                                            ----------------------------------
                                            Andrew J. Frawley
                                            President

                                WAIVER AGREEMENT
                      RELATING TO THE AMENDED AND RESTATED
                             STOCKHOLDERS AGREEMENT

         WAIVER AGREEMENT (this "Agreement") dated as June 25, 1998 RELATING TO THE AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of December 4, 1997 among Exchange Applications, Inc., a Delaware corporation (the "Company") and the Stockholders (as such term is defined therein).

         PRELIMINARY STATEMENTS:

         1. The Company, InSight Capital Partners II, L.P. ("InSight") and the other Stockholders thereto have entered into the Stockholders Agreement, dated as of December 4, 1997 (the "Stockholders Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Stockholders Agreement.

         2. InSight and Michael J. Feldman have requested the Company and the Stockholders to waive and amend certain provisions of the Stockholders Agreement in order to permit InSight to complete the sale of 30,000 shares of the Company's Series C Preferred Stock, $.001 par value (the "Series C Preferred") to Michael J. Feldman (this "Transaction") for an aggregate purchase price of $98,040.00.

         3. The Company and the Stockholders are, on the terms and conditions stated below, willing to grant the requests of InSight, and the Company, InSight and the Stockholders have agreed to waive the Stockholders Agreement as hereinafter set forth.

         Section 1. WAIVERS.

                    (a)   The Company hereby waives any and all rights under
Section 6(c) of the Stockholders Agreement with respect to the Transaction.

                    (b) The Stockholders and the Company hereby agree that the Transaction shall be deemed to be a "Permitted Transfer" under the Stockholders Agreement and for all purposes of the Stockholders Agreement.

         Section 2. REFERENCE TO AND EFFECT ON THE STOCKHOLDERS AGREEMENT

                    (a) On and after the effectiveness of this Agreement, each reference in the Stockholders Agreement to the Stockholders Agreement shall mean and be a reference to the Stockholders Agreement, as waived by this Agreement.

                    (b) The Stockholders Agreement, as specifically amended by this Agreement, is and shall continue to be in full force and effect and is hereby in all respect ratified and confirmed.

                    (c) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Stockholder under the Stockholders Agreement, nor constitute a waiver of any provision of the Stockholders Agreement.

         Section 3. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 4. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.

         SECTION 5. EFFECTIVE TIME. This Agreement shall be effective upon (i) written consent of the Board and (ii) execution and delivery of this Agreement by (w) the Requisite Series B Stockholders, (x) the Requisite Series C Stockholders, (y) the Requisite Common Stockholders and (z) the Requisite Stockholders.

                                         STOCKHOLDERS:

                                         INSIGHT VENTURE PARTNERS I, L.P.

                                         BY: INSIGHT VENTURE ASSOCIATES, LLC,
                                             its general partner


                                         By: /s/ Jeffrey Horing
                                             ----------------------------------
                                             Name: Jeffrey Horing
                                             Title:



                                         INSIGHT CAPITAL PARTNERS II, L.P.

                                         BY: INSIGHT VENTURE ASSOCIATES II, LLC
                                             its general partner


                                         By: /s/ Jeffrey Horing
                                             ----------------------------------
                                             Name: Jeffrey Horing
                                             Title:



                                         WEXFORD INSIGHT LLC

                                         BY: WEXFORD MANAGEMENT LLC
                                             its investment manager


                                         By: /s/ Robert Holtz
                                             ----------------------------------
                                             Name: Robert Holtz
                                             Title: Principal



                                         CYRK, INC.


                                         By: /s/ Ted L. Axelrod
                                             ----------------------------------
                                             Name: Ted L. Axelrod
                                             Title: Executive Vice President

                                   GRANT & PARTNERS LIMITED PARTNERSHIP

                                   BY: GRANT & PARTNERS, INC.,
                                       its general partner


                                   By: /s/ Alan W. H. Grant
                                       -----------------------------------------
                                       Name: Alan W. H. Grant
                                       Title: President, Grant & Partners, Inc.

                                                 STOCKHOLDERS:


                                                 /s/ Andrew J. Frawley
                                                 ------------------------------
                                                 Andrew J. Frawley


                                                 /s/ Michael J. Feldman
                                                 ------------------------------
                                                 Michael J. Feldman


                                                 /s/ Michael McGonagle
                                                 ------------------------------
                                                 Michael McGonagle


                                                 /s/ David McFarlane
                                                 ------------------------------
                                                 David McFarlane


                                                 /s/ Daniel Cox
                                                 ------------------------------
                                                 Daniel Cox


                                                 /s/ Patrick McHugh
                                                 ------------------------------
                                                 Patrick McHugh


                                                 /s/ Stewart Vassie
                                                 ------------------------------
                                                 Stewart Vassie


                                                 /s/ Steven Feldman
                                                 ------------------------------
                                                 Steven Feldman


                                                 /s/ Patrick D. Brady
                                                 ------------------------------
                                                 Patrick D. Brady


                                                 /s/ Gregory P. Schlopak
                                                 ------------------------------
                                                 Gregory P. Schlopak


                                                 /s/ David H. Brault
                                                 ------------------------------
                                                 David H. Brault

                                                 /s/ Ted L. Axelrod
                                                 ------------------------------
                                                 Ted L. Axelrod


                                                 /s/ Terry B. Angstadt
                                                 ------------------------------
                                                 Terry B. Angstadt


                                                 /s/ James T. Brady
                                                 ------------------------------
                                                 James T. Brady


                                                 /s/ Dominic F. Mammola
                                                 ------------------------------
                                                 Dominic F. Mammola


                                                 /s/ James A. Dooley
                                                 ------------------------------
                                                 James A. Dooley


                                                 /s/ Diane K. Green
                                                 ------------------------------
                                                 Diane K. Green